Restructuring	12 Months Ended
Dec. 31, 2013
Restructuring and Related Activities [Abstract]
Restructuring
Restructuring

Late in 2011, we began a project to enhance productivity by streamlining the organization and reallocating resources to strategic initiatives to help drive growth and innovation, strengthen our industry leadership position and improve longer-term profitability. This project aims to eliminate organizational layers and overlapping structures, actions that we expect will enhance our processes, speed and productivity. The last group of initiatives included actions to focus R&D activities on higher-growth areas in all customer classes, concentrate operations at fewer sites, and realign sales and regional marketing teams in the U.S. and Europe to better address customer needs in a more streamlined manner across the continuum from basic research to translational medicine and clinical diagnostics. Restructuring charges were recorded in 2013 as part of this transformational project.

The following table summarizes the cash components of the restructuring costs. At December 31, 2013 and 2012, restructuring accruals of $10.6 million and $4.9 million, respectively, were included in accrued and other liabilities in the accompanying consolidated balance sheets.

(in thousands)	Personnel Related	Facility Related	Contract and Other Costs	Total
Balance at December 31, 2011	$19,228	$443	$7,238	$26,909
Additional costs in 2012	5,456	3,055	152	8,663
Payments	(21,301)	(1,032)	(6,036)	(28,369)
Release of excess accrual	(1,084)	—	(1,217)	(2,301)
Foreign currency translation adjustment	22	—	—	22
Balance at December 31, 2012	$2,321	$2,466	$137	$4,924
Additional costs in 2013	30,799	372	8,700	39,871
Payments	(22,259)	(1,256)	(7,866)	(31,381)
Release of excess accrual	(1,312)	(1,101)	(460)	(2,873)
Foreign currency translation adjustment	233	(168)	—	65
Balance at December 31, 2013	$9,782	$313	$511	$10,606

The costs in the above table do not include consulting costs associated with third-party service providers that are assisting with executing the restructuring. We accrue for consulting costs as the services are provided.

Since 2011, we have incurred cumulative restructuring costs totaling $234.6 million which include $56.4 million for personnel related costs, $97.7 million of impairments, and $80.5 million of contract, consulting and other related costs. We do not expect to record additional significant restructuring charges in 2014 related to this program.

In 2013, we recorded pretax charges of restructuring charges of $78.1 million in general, administrative, restructuring and other. The pretax charges consist of $27.3 million for personnel related costs, $11.8 million of fixed and intangible asset impairments, $2.1 million for contract termination costs, and $36.9 million of other costs including consulting costs. Additionally, we recorded $40.6 million in cost of sales which includes $25.2 million of fixed and intangible asset impairments, $6.5 million for contract termination costs, $5.1 million for the write off of inventory, $3.5 million for personnel costs, and $0.3 million of other costs.

In 2012, we recorded pretax charges of restructuring charges of $41.0 million in general, administrative, restructuring which consisted of $5.5 million for personnel related costs, $13.6 million of asset impairments, $3.1 million for contract termination costs (including lease closure costs), and $18.8 million of other costs including consulting costs.

In 2011, we recorded pretax charges of restructuring charges of $69.4 million in general, administrative, restructuring which consisted of $14.6 million for personnel related costs, $42.1 million of asset impairments, and $12.7 million of other costs including consulting costs. Additionally, we recorded $5.5 million in cost of sales for personnel costs.